EXHIBIT 32.2

Certification of Principal Accounting Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the amended annual report on Form 10K-SB of Rotoblock Corporation (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas M. Howard, Principal Accounting Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: October 28, 2007                                                                          ROTOBLOCK CORPORATION

/s/ Thomas M. Howard
By: Thomas M. Howard, Chief Financial Officer, Principal Accounting Officer and Director